Exhibit 10.1

AMENDMENT NO. 1

TO

SHARE PURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Share Purchase Agreement, dated January 13, 2016 (the “Share Purchase Agreement”), by and among iBio, Inc., a Delaware corporation (the “Company”) and Eastern Capital Limited, a Cayman Islands corporation (including its successors and assigns, the “Purchaser”) for the sale and purchase of 6,500,000 shares of common stock of the Company, is made and entered into as of February 25, 2016.

The Share Purchase Agreement is hereby amended as follows:

1.	The references to “March 31, 2016” in Section 4.3 and Section 5.1(a) of the Share Purchase Agreement are replaced with “April 15, 2016”.

2.	All other terms and conditions of the Share Purchase Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment No. 1 to the Share Purchase Agreement is duly executed as of the date first above written.

IBIO, INC.

By:	/s/ Robert B. Kay
Name:	Robert B. Kay
Title:	Executive Chairman and CEO

EASTERN CAPITAL LIMITED

By:	/s/ Mark VanDevelde
Name:	Mark VanDevelde
Title:	Director